EXHIBIT 10.17

Healthcare Business Resources, Inc.	Date: June 21, 2022

CONVERSION NOTICE

RSET Investments QOZB, LLC, a Tennessee limited liability company hereby gives notice to Healthcare Business Resources, Inc, a Delaware corporation (the “Borrower”), pursuant to that certain Promissory Note made by the Borrower in favor of the Lender on May 11, 2022 (the “Note”), that the Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Borrower as of the date of conversion specified below. In the event of a conflict between this Conversion Notice and the Note, the Conversion Notice shall govern. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of conversion:	6/21/2022
B.	Conversion Amount:	$225,000 (inclusive of any unpaid interest)
C.	Conversion Shares:	450,000

Please deliver all certificated shares to the Lender via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) at the following address:

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Sincerely,

RSET Investments QOZB, LLC:

By:
Stephen Epstein with Power of Attorney on behalf of Robert Epstein